Summary of Significant Accounting Policies (Preliminary Estimated Fair Values of Acquisition) (Details) (USD $) In Millions, unless otherwise specified	Nov. 14, 2011 Preliminary	May 27, 2012 Adjustments	May 27, 2012 Final Adjusted
Business Acquisition [Line Items]
Current assets	$ 1.7	$ (0.3)	$ 1.4
Buildings and equipment	26.8	(0.4)	26.4
Trademarks	17.0	(6.1)	10.9
Other assets	2.9	(0.4)	2.5
Goodwill	16.6	5.5	22.1
Total assets acquired	65.0	(1.7)	63.3
Current liabilities	4.5	0	4.5
Other liabilities	1.3	(1.0)	0.3
Total liabilities assumed	5.8	(1.0)	4.8
Net assets acquired	$ 59.2	$ (0.7)	$ 58.5